UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


Date of Report (Date of earliest event reported): December 22, 2006

      GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME P-1 LIMITED PARTNERSHIP

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             (Exact name of Registrant as specified in its Charter)

   Texas                  P-1: 0-17800         P-1: 73-1330245
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(State or other           (Commission        (I.R.S. Employer
jurisdiction of            File Number)      Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [   ] Written  communications  pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)
      [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
      [   ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [   ] Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      On December 22, 2006, the Geodyne Institutional/Pension Energy Income P-1 Limited Partnership (the "Partnership") sold its interest in the Bilbrey N. Fed. 7 #1 to Raya Energy Corp. (the "Bilbrey Sale"). The Bilbrey Sale was the result of continued negotiations following an auction of oil and gas properties conducted by The Oil and Gas Asset Clearinghouse on December 13, 2006 in Houston, Texas (the "Auction"). The completion of the Bilbrey Sale, when combined with the sale of the Partnership's interests in a number of non-material producing properties to independent third parties at the Auction, triggered the disclosure requirements for a Current Report on Form 8-K. The combined net proceeds from the Auction and the Bilbrey Sale are shown below:


                                    Reserves
Number                               Sold as        Reserve
  of     Location       Number     of 12/31/05       Value
 Wells      of            of        Oil    Gas        Sold        Net
 Sold   Properties    Purchasers  (Bbls)  (Mcf)     12/31/05    Proceeds
------- ------------- ----------  ------ -------    --------    --------
  25    North Dakota,     14      1,421  162,728    $472,823    $322,460
        New Mexico,
        and Oklahoma

      The transactions are subject to standard auction closing conditions.

      The proceeds from the sales, less any additional transaction costs, will be included in the February 15, 2007 cash distributions paid by the Partnership.

      This sale was part of the General Partner's plan (previously disclosed in the Partnership's December 31, 2005 Annual Report on Form 10-K) to sell an increased amount of the Partnership's properties as a result of the generally favorable current environment for oil and gas dispositions. It is anticipated that additional properties will be sold at auction in February 2007.

      The sale of these properties will impact the continuing future operations of the Partnership. Future production, costs and cash flow will be reduced as properties are sold. As of the date of this Current Report on Form 8-K, management cannot predict the extent of such reduction.

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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      The pro forma  financial  information  that would be required  pursuant to
Article 11 of Regulation S-X will be filed by amendment to this Form 8-K as soon as possible.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GEODYNE INSTITUTIONAL/PENSION ENERGY
                                        INCOME P-1 LIMITED PARTNERSHIP

                                    By:  GEODYNE RESOURCES, INC.
                                         General Partner

                                        //s// Dennis R. Neill
                                    -----------------------------
                                    Dennis R. Neill
                                    President

DATE: December 29, 2006


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